UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2017

American Realty Capital Healthcare Trust III, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55625	38-3930747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 4th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure

Webinars

On October 31, 2017, representatives of American Realty Capital Healthcare Trust III, Inc. (the “Company”) hosted a webinar for current investors and their financial planners to discuss the Company’s previously announced plan of liquidation and sale of substantially all of the Company’s assets, each of which is subject to approval by the Company’s stockholders at the Company’s 2017 annual meeting of stockholders (the “Annual Meeting”). A recording of the webinar has been posted to the Company’s website, www.thehealthcarereit3.com, and will remain available there until December 21, 2017.

A copy of the presentation and the script that accompanied the webinar are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. This presentation and script shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

The Company has scheduled similar webinars for:

•	Thursday, November 2, 2017 at 12:00 p.m. Eastern Time;

•	Tuesday, November 14, 2017 at 12:30 p.m. Eastern Time; and

•	Thursday, November 16, 2017 at 3:00 p.m. Eastern Time.

These webinars will be accessible by visiting the Company’s website, www.thehealthcarereit3.com, and clicking on the appropriate link. Recordings of these webinars will also be posted to the Company’s website when available.

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent annual report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on March 9, 2017, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed with the SEC on August 14, 2017, and the Definitive Proxy Statement on Schedule 14A with respect to the Annual Meeting filed with the SEC on October 23, 2017, as such Risk Factors may be updated from time to time in subsequent reports. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Presentation

99.2	Script

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Realty Capital Healthcare Trust III, Inc.

Date: October 31, 2017	By:	/s/ W. Todd Jensen
W. Todd Jensen Interim Chief Executive Officer and President